Supplemental Agreement No. 7

                                             to

                                 Purchase Agreement No. 1770

                                           between

                                     The Boeing Company

                                             and

                           International Lease Finance Corporation

                         Relating to Boeing Model 767-300ER Aircraft


      THIS SUPPLEMENTAL AGREEMENT, entered into as of the __27th__ day of __June__, 1995, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and International Lease Finance Corporation, a company with its principal office in the City of Los Angeles, State of California, (hereinafter called Buyer);


                                    W I T N E S S E T H:


      WHEREAS, the parties hereto entered into an agreement on December 15, 1992, relating to Boeing Model 767-300ER aircraft, which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof, is hereinafter called the "Purchase Agreement;" and

      WHEREAS, the parties desire to supplement the Purchase Agreement as hereinafter set forth to exercise the option to purchase three (3) of the option aircraft as set forth in Letter Agreement No. 6-1162-RLL-497 to the Purchase Agreement as well as certain additional changes as set forth herein;

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Article 1, entitled "Subject Matter of Sale," paragraph 1.1 "The Aircraft" is deleted in its entirety and replaced by the following new
Article 1, which reflects the addition of one (1) Pratt and Whitney Aircraft scheduled for delivery in * and the addition of two (2) General Electric Aircraft scheduled for delivery in *.
Such revised Article 1 is attached hereto and incorporated into the Purchase Agreement by this reference.

2.    Article 3, entitled "Price of Aircraft" paragraphs 3.4, 3.5, 3.6 and
3.7 are deleted in their entirety and replaced by a new Article 3 which deletes any reference to Price First Published since all pricing for aircraft delivering in 1999 has been established. New page 3-2 is attached hereto and incorporated into the Purchase Agreement by this reference.

3. Schedule 1 to the Purchase Agreement, entitled "Aircraft Deliveries and Descriptions," is deleted in its entirety and is replaced by a new Schedule 1; reflecting the addition of one (1) Pratt and Whitney Aircraft scheduled for delivery in *, the addition of two (2) General Electric Aircraft scheduled for delivery in * and new advance payment base prices reflecting escalation sharing for aircraft delivering after December 31, 1996. Such new Table 1 is attached hereto and incorporated into the Purchase Agreement by this reference.

4. Exhibit D, entitled "Airframe and Engine Price Adjustment," is revised by inserting new delivery months of * into the schedule of delivery months.
A revised page 2 incorporating this change is attached hereto and incorporated into the Purchase Agreement by this reference.

5. Letter Agreement No. 6-1162-RLL-497 entitled "Option Aircraft" is revised by deleting in their entirety pages 1, 2 and 3, pages 3 and 4 of Attachment A and page 2 of Attachment B and substituting new pages numbered accordingly. This revision deletes reference to the * Option Aircraft and establishes prices for the Option Aircraft delivering in 1999. Such new pages are attached hereto and incorporated into the Purchase Agreement by this reference.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6. Letter Agreement No. 6-1162-RLL-1469 entitled "Escalation Matters for the 767 Aircraft delivering after December 31, 1996" is attached hereto and incorporated into the Purchase Agreement by this reference. This letter agreement defines the escalation sharing for 767 aircraft delivering after December 31, 1996

7. Upon execution of this Supplemental Agreement, advance payments in the amount of * shall be due for each additional Aircraft. Since Buyer has previously made option deposits of * per Aircraft, a total of * shall be returned to Buyer within three business days of execution of this Supplemental Agreement.

8. The advance payments due Boeing will be revised to reflect the new Advance Payment Base Price described in Schedule 1 attached hereto. Any excess advance payments will be returned to Buyer within three (3) business days of execution of this Supplemental Agreement.

9. Boeing and Buyer agree that the terms and conditions of Letter Agreement No. 1770-1 dated December 15, 1992, shall apply to this Supplemental Agreement No. 7 and related letter agreements.

8. This Supplemental Agreement will become effective upon its execution and the execution of Purchase Agreement No. 1829, as amended and Purchase Agreement No. 1830, as amended.

The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                     INTERNATIONAL LEASE
                                       FINANCE CORPORATION



By:  __/s/ Kenneth R. Geisen__         By: __/s/ Steven R. Adams__

Its: __Attorney-In-Fact__              Its: __Vice President__

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                            TABLE OF CONTENTS

                                               Page        SA
                                             Number    Number

ARTICLES

1.        Subject Matter of Sale                1-1      SA-7

2.        Delivery, Title and Risk
          of Loss                               2-1

3.        Price of Aircraft                     3-1      SA-7

4.        Taxes                                 4-1

5.        Payment                               5-1

6.        Excusable Delay                       6-1

7.        Changes to the Detail
          Specification                         7-1

8.        Federal Aviation Requirements and
          Certificates and Export License       8-1

9.        Representatives, Inspection,
          Flights and Test Data                 9-1

10.       Assignment, Resale or Lease          10-1

11.       Termination for Certain Events       11-1

12.       Product Assurance; Disclaimer and
          Release; Exclusion of Liabilities;
          Customer Support; Indemnification
          and Insurance                        12-1

13.       Buyer Furnished Equipment and
          Spare Parts                          13-1

14.       Contractual Notices and Requests     14-1

15.       Miscellaneous                        15-1


TABLES

1.        Aircraft Deliveries and
          Descriptions                                   SA-7

                                                           SA
                                                       Number

EXHIBITS

A         Aircraft Configuration . . . . . . . . . .

A-2       Aircraft Configuration - . . . . . . . . .     SA-4
          The KLM Aircraft

A-3       Aircraft Configuration - . . . . . . . . .     SA-4
          The Martin Air Aircraft

B         Product Assurance Document . . . . . . . .

C         Customer Support Document  . . . . . . . .

D         Price Adjustments Due to
          Economic Fluctuations -
          Airframe and Engines . . . . . . . . . . .     SA-7

D-1       Price Adjustment Due to
          Economic Fluctuations  . . . . . . . . . .     SA-4

D-2       Airframe-Engines - The KLM
          Aircraft . . . . . . . . . . . . . . . . .     SA-6

D-2       Airframe-Engines - The Martinair
          Aircraft . . . . . . . . . . . . . . . . .     SA-4

E         Buyer Furnished Equipment
          Provisions Document  . . . . . . . . . . .

F         Defined Terms Document . . . . . . . . . .


LETTER AGREEMENTS

                                      TABLE OF CONTENTS



                                                           SA
                                                       Number




RESTRICTED LETTER AGREEMENTS

6-1162-RLL-494     Advance Payments . . . . . . . . . .  SA-5

6-1162-RLL-497     Option Aircraft  . . . . . . . . . .  SA-7

6-1162-RLL-1113R1  The ILFC/KLM 767-300ER Transaction .  SA-4

6-1162-RLL-1118    Additional Miscellaneous Matters . .  SA-3

6-1162-RLL-1208    Performance Guarantees - . . . . . .
                   The Martinair Aircraft . . . . . . .  SA-4

6-1162-RLL-1469    Escalation Matters for the 767 Aircraft
                   delivery after December 31, 1996 . .  SA-7

ARTICLE 1.        Subject Matter of Sale.

      1.1 The Aircraft. Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of seven (7) Boeing Model 767-300ER General Electric powered aircraft (the GE Aircraft) manufactured in accordance with Boeing detail specification D6T10330ILF-2, as described in Exhibit A, seven (7) Boeing Model 767-300ER KLM Aircraft (The KLM Aircraft) manufactured in accordance with Boeing detail specification D6T10330ILF-KL, original issue as described in Exhibit A-2, five (5) Boeing Model 767-300ER Pratt & Whitney powered aircraft (the PW Aircraft) manufactured in accordance with Boeing detail specification D6T10330ILF-3 as described in Exhibit A-1 and one (1) Boeing Model 767-300ER manufactured in accordance with Boeing Detail Specification D6T10330-MTH, Revision E, dated February 21, 1992 as described in Exhibit A-3 and as modified from time to time in accordance with this Agreement (Detail Specification). Such aircraft may be referred to herein, as the context may require, as "Model 767-300ER Aircraft" and are referred to individually and collectively as the "Aircraft" or "AIRCRAFT". The Aircraft powered by the General Electric engine may also be referred to, as the context may require, as the "GE Aircraft", and the Aircraft powered by the Pratt & Whitney engine may also be referred to, as the "P&W Aircraft."

      1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

      1.3 Performance Guarantees. Any performance guarantees applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

      1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.

      3.4 Aircraft Price. The Aircraft Price for the Aircraft will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

            3.4.1       the GE Aircraft Basic Price, set forth in Table 1; or

            3.4.2       the PW Aircraft Basic Price, set forth in Table 1; plus

            3.4.3 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Airframe and Engine); plus

            3.4.4 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

      3.5   Advance Payment Base Price.

            3.5.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth in Table 1.

            3.5.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices referred to in
Article 3.8.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.

                                                        Table 1 to

                                                  Purchase Agreement 1770

                                           Aircraft Deliveries and Descriptions

                                                 Model 767-300ER Aircraft


Month/Year     Quantity  Detail                   Base
Article 3     Article 3.7
    of            of     Specification   Exhibit  Airframe      Special      Engine
Aircraft      Advance Payment
Delivery       Aircraft  No. and Date    No.      Price         Features     Price
Basic Price   Base Price

*              One (1)   D6T10330ILF-KL  A-2      *             *            *               *
           *
*              One (1)   D6T10330ILF-KL  A-2      *             *            *               *
           *
*              One (1)   D6T10330-MTH    A-3      *             *            *               *
           *
*              One (1)   D6T10330ILF-KL  A-2      *             *            *               *
           *
*              One (1)   D6T10330ILF-KL  A-2      *             *            *               *
           *
*              One (1)   D6T10330ILF-KL  A-2      *             *            *               *
           *
*              One (1)   D6T10330ILF-3   A-1      *             *            *               *
           *
*              One (1)   D6T10330ILF-KL  A-2      *             *            *               *
           *
*              One (1)   D6T10330ILF-KL  A-2      *             *            *               *
           *
*              One (1)   D6T10330ILF-3   A-1      *             *            *               *
           *
*              One (1)   D6T10330ILF-2    A       *             *            *               *
           *
*              One (1)   D6T10330ILF-2    A       *             *            *               *
           *
*              One (1)   D6T10330ILF-2    A       *             *            *               *
           *
*              One (1)   D6T10330ILF-2    A       *             *            *               *
           *
*              One (1)   D6T10330ILF-3   A-1      *             *            *               *
           *
*              One (1)   D6T10330ILF-2    A       *             *            *               *
           *
*              One (1)   D6T10330ILF-3   A-1      *             *            *               *
           *


#    Engines only are in *.
##   Airframe, Special Features and Engine are in *.
###  Airframe and Special Features are in *,
     Engines are in *.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                        Table 1 to

                                                  Purchase Agreement 1770

                                           Aircraft Deliveries and Descriptions

                                                 Model 767-300ER Aircraft


*              One (1)   D6T10330ILF-2   A        *             *           *             *
       *
*              One (1)   D6T10330ILF-2   A        *             *           *             *
       *
*              One (1)   D6T10330ILF-3   A-1      *             *           *             *
       *


#     Engines only are in *.
##    Airframe, Special Features and Engine are in *.
###   Airframe and Special Features are in *,
      Engines are in *.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit D
Page 2

     ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

      In determining the value of L, the ratio of ECI divided by 116.2 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

      In determining the value of M, the ratio of ICI divided by 115.9 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

Month of Scheduled
Aircraft Delivery as     Quantity    Months to be Utilized
Set Forth in Article        of       in Determining the
2.1 of this Agreement    Aircraft    Value of ECI and ICI

*                        One (1)     *
*                        One (1)     *
*                        One (1)     *

*                        One (1)     *
*                        One (1)     *
*                        One (1)     *
*                        One (1)     *
*                        One (1)     *
*                        One (1)     *

*                        One (1)     *
*                        One (1)     *
*                        One (1)     *
*                        One (1)     *
*                        One (1)     *

*                        One (1)     *
*                        One (1)     *
*                        One (1)     *
*                        One (1)     *
*                        One (1)     *
*                        One (1)     *

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA  98124-2207

6-1162-RLL-497/767

International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90211

Subject:     Letter Agreement No. 6-1162-RLL-497 to
             Purchase Agreement No. 1770 -
             Option Aircraft


Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1770 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to Model 767-300ER aircraft (Aircraft).

All terms used and not defined herein shall have the same meaning as in the Purchase Agreement.

In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell five (5) additional Model 767-300ER aircraft as described in paragraph 1 of Attachment A hereto (Option Aircraft) to Buyer, subject to the terms and conditions set forth below.

1.      Delivery.

      1.1 The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

      Month and Year                Number of
      of Delivery                   Option Aircraft

      *                             One (1)
      *                             One (1)
      *                             One (1)
      *                             One (1)
      *                             One (1)

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

      1.2 The Option Aircraft are offered to Buyer powered by Pratt & Whitney Model PW4060 Engines (PW Option Aircraft) or General Electric Model CF6-80C2-B6F Engines (GE Option Aircraft).

Concurrently with notice to Boeing of exercise of the option to purchase the Option Aircraft, Buyer will notify Boeing which engine it selects for each Aircraft.

2.    Price.

      2.1 The advance payment base prices of the Option Aircraft set forth below and in paragraph 2.1 of Attachment A represents the estimated delivery prices of the Option Aircraft. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A.

      2.2 The advance payment base prices of the Option Aircraft indicated below include an amount for the special features described in paragraph 1.1 of Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). For Buyer's planning purposes, an estimate of the price for BFE is * (expressed in 1996 dollars).

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

            Month and Year    Advance Payment Base
            of Delivery       Price Per Option Aircraft

                              PW Option         GE Option
                              Aircraft          Aircraft

            *                 *                 *
            *                 *                 *
            *                 *                 *
            *                 *                 *
            *                 *                 *

      2.3 The Option Aircraft purchase price shall be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with Boeing's airframe escalation provisions and the engine manufacturer's escalation provisions contained in the definitive agreement to purchase the Option Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has elected to change Buyer Furnished Equipment (BFE) to SPE.

3.    Option Aircraft Payment.

      3.1 In consideration of the granting of the option as set forth herein, Buyer will pay a deposit to Boeing of * for each Option Aircraft
(Deposit). Such deposit will be made in two payments at * for each Option Aircraft; the first payment to be made on or before the date Boeing and Buyer enter into a definitive agreement to purchase the aircraft; and the second to be paid on or before January 15, 1993. In the event Buyer exercises its option herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in paragraph 3 of Attachment A. The Deposits for the Option Aircraft shall be refunded to Buyer, without interest, if the parties do not enter into a definitive purchase agreement for the Aircraft.

In the event that, after the parties enter into a definitive agreement to purchase the Aircraft, Buyer does not exercise its option to purchase the Option Aircraft pursuant to the terms and conditions set forth herein, Boeing shall be entitled to retain the Deposits for the Option Aircraft except as provided in paragraphs 4 and 5.2 herein.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment A to
6-1162-RLL-497/767
Page 3

2.    Price Description

      2.1      Price Elements Per Aircraft


                1                    2                3             4
5

                                                      A/C BASIC     ESTIMATED ESCALATION
ADV. PMT.
AIRCRAFT        AIRFRAME & SPECIAL                    PRICE                  ON
BASE PRICE
DELIVERY          FEATURES PRICE     ENGINE PRICE     ELEMENTS      ELEMENT        ELEMENT
(ELEMENTS)
MO. & YR.         (     *     )      (    *      )      1 + 2          1              2
3 + 4 + 5


PW Aircraft

*               *                    *                *             *            *
*
*               *                    *                *             *            *
*
*               *                    *                *             *            *
*
*               *                    *                *             *            *
*
*               *                    *                *             *            *
*

GE Aircraft                          (     *    )

*               *                    *                *             *            *
*
*               *                    *                *             *            *
*
*               *                    *                *             *            *
*
*               *                    *                *             *            *
*
*               *                    *                *             *            *
*


*


* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment A to
6-1162-RLL-497/767
Page 4

2.    Price Description. (Continued)

      2.2 Special Features. The price for special features incorporated in the Option Aircraft Configuration Specification will be adjusted to Boeing's then current prices for such features as of the date of execution of the definitive agreement for the Option Aircraft.

      2.3 Escalation Adjustment. The Option Aircraft Price will include escalation amounts for the airframe, special features and engines determined pursuant to the provisions of Attachments B and C.

      2.4   Price Adjustments.

            2.4.1 The Aircraft Basic Price and Advance Payment Base Price of each Option Aircraft will be adjusted at the time of signing the definitive agreement and thereafter as appropriate to reflect changes made in the elements of such prices.

            2.4.2 Engine price and escalation provisions for Option Aircraft delivering prior to 2000 will be adjusted if they are changed by the engine manufacturer prior to signing a definitive agreement for the Option Aircraft.

      2.5 Foreign Regulatory Requirements. The Aircraft Price does not include any amount relating to changes to the Option Aircraft required in order to export such Option Aircraft to a country outside the United States.

Attachment B to
6-1162-RLL-497/767
Page 2

     ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year
            1982 = 100) as released by the Bureau of Labor
            Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Option Aircraft.

      In determining the value of L, the ratio of ECI divided by 116.2 shall be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

      In determining the value of M, the ratio of ICI divided by 115.9 shall be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

Month of Scheduled Option  Quantity
Aircraft Delivery as set      of       Months to be Utilized
  Forth in Paragraph 1      Option      in Determining the
    of the Proposal        Aircraft    Value of ECI and ICI

*                          One (1)    *
*                          One (1)    *
*                          One (1)    *
*                          One (1)    *
*                          One (1)    *

(c) In addition, it is understood that at the time of delivery of each of the Option Aircraft to Buyer, Boeing may be unable to determine the precise Airframe Price Adjustment for such Option Aircraft because the applicable values to be used to determine the ECI and ICI may not be released by the Bureau of Labor Statistics. Accordingly, the parties agree as follows:

      (i) The Airframe Price Adjustment, to be used at the time of delivery of each of the Option Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to scheduled month of Option Aircraft delivery shall be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment. If no values have been released for an applicable month, the

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, WA  98124-2207

6-1162-RLL-1469


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, California 90211

Subject:     Letter Agreement No. 6-1162-RLL-1468 to
             Purchase Agreement No. 1770-
             Escalation Matters for Aircraft
             delivering after December 31, 1996

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1771 (the Agreement) between The Boeing Company (Boeing) and Internatinal Lease Finance Corporation (Buyer) relating to the sale by Boeing and the purchase be Buyer of Model 767-300ER aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.    Escalation Sharing Commitment.

      Boeing agrees to share one-half of the escalation up to a maximum of three percent (3%) per year in each of the years 1997 and 1998, as more fully described in paragraph 2 below, for any Aircraft scheduled to be delivered after December 31, 1996 (the Eligible Aircraft).

All escalation calculations under this Letter Agreement will be made in accordance with Exhibit D to the Agreement entitled "Price Adjustment Due to Economic Fluctuations - Airframe Price Adjustment" (the Exhibit D), using actual escalation indices published for the applicable period.

2.    Calculation of Escalation Credit Memo.

      2.1   Eligible Aircraft Delivering in 1997.
      At the time of delivery of each Eligible Aircraft delivering in 1997, Boeing will issue to Buyer a credit memorandum (the 1997 Credit Memorandum) which shall be applied to the Aircraft Price of such Aircraft. The Credit Memorandum shall be calculated as follows:

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One-half of the difference between the Base Airframe and Special Features escalation amount calculated for a December 1996 aircraft delivery position, and the escalation amount calculated for the month of delivery of the 1997 Eligible Aircraft; provided however,

The maximum amount of the 1997 Credit Memorandum shall not exceed three percent (3%) pursuant to the following calculation:

At the time of the delivery of the 1997 Eligible Aircraft, the Base Airframe Price and Special Features prices will be escalated in accordance with the Exhibit D formula to a * delivery month. The December 1996 escalated price will be referred to in the following formula as the "December 1996 Index Amount". The 1997 Credit Memorandum for the 1997 Eligible Aircraft will not exceed an amount equal to the December 1996 Index Amount times 0.03

      2.2   Eligible Aircraft Delivering in 1998.
      At the time of delivery of each Eligible Aircraft delivering in 1998, Boeing will issue to Buyer a credit memorandum (the 1998 Credit Memorandum) which shall be applied to the Aircraft Price of such Aircraft. The Credit Memorandum shall be calculated as follows:

(i) One-half of the difference between the Base Airframe and Special Features escalation amount calculated for a * aircraft delivery position, and the escalation amount calculated for the month of delivery of the 1998 Eligible Aircraft, provided however;

The maximum amount of the 1998 Credit Memorandum shall not exceed three (3%) percent pursuant to the following calculation:

At the time of the delivery of the 1998 Eligible Aircraft, the Base Airframe Price and Special Features prices will be escalated in accordance with the Exhibit D formula to a * delivery month. The December 1997 escalated price will be referred to in the following formula as the "December 1997 Index Amount." The 1998 Credit Memorandum for the 1998 Eligible Aircraft will not exceed an amount equal to the December 1997 Index Amount times 0.03, plus;

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii) The sum of the amount calculated above in sub-paragraph (i) of this paragraph 2.2, added to the amount calculated above in paragraph 2.1 for the 1997 Credit Memorandum.

      2.3   Eligible Aircraft Delivering after 1998.
      For Eligible Aircraft delivering after the calendar year 1998, the amount of the Credit Memorandum will be the amount calculated pursuant to paragraph 2.2 above through a * aircraft delivery position.

3.    Advance Payment Base Price.

      It is agreed that the Advance Payment Base Prices for the Eligible Aircraft set forth in Schedule 1 of the Agreement include an estimate for the escalation sharing Credit Memorandum pursuant to this Letter Agreement.

4.    Escalating Credits (STE).

      It is agreed that the credit memoranda specified in Letter Agreement No. 6-1162-RLL-493 which is expressed as a percentage of the escalated Aircraft Price of the Aircraft will be calculated using the same indices used to develop the adjusted airframe escalation pursuant to this Letter Agreement.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.     Confidential Treatment.

       Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 1770-1.


Very truly yours,

THE BOEING COMPANY



By __/s/ Kenneth R. Geisen__

Its __Attorney-In-Fact__


ACCEPTED AND AGREED TO this

Date: __June 27__, 1995

INTERNATIONAL LEASE FINANCE CORPORATION



By __/s/ Steven R. Adams__

Its __Vice President__

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